UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
May 10, 2005

Aastrom Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	0-22025 (Commission File No.)	94-3096597 (I.R.S. Employer Identification No.)

24 Frank Lloyd Wright Drive
P.O. Box 376
Ann Arbor, Michigan 48106
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(734) 930-5555

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officer.

     (b)     Warren Chaunce Bogard, Ph.D., a member of the Board of Directors, has advised the Company that he is resigning from the Board effective as of May 13, 2005. Dr. Bogard has accepted a new job and his new employer has advised him that he may not continue to serve on Aastrom’s Board of Directors due to a corporate policy regarding outside board membership.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.

     (a)      On May 10, 2005, Aastrom amended Article XIII of its Bylaws to delete the sentence reading “The Board of Directors, however, shall not adopt or alter any Bylaws fixing the number, qualifications, classifications or term of office of Directors.” The provisions of Article XIII of the Bylaws, as amended, are attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

     (c)     Exhibits.

Exhibit No.	Description
99.1	Article XIII of Bylaws, as amended

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2005
AASTROM BIOSCIENCES, INC.
	By:	/s/ Alan M. Wright
Alan M. Wright
Senior Vice President, Administrative and Financial Operations, CFO

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